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                                  EXHIBIT 10.5
            AGREEMENT WITH HOWARD B. HILLMAN DATED NOVEMBER 1, 1995



November 1, 1995



To Whom It May Concern:

The purpose of this letter is to document my commitment of ongoing financial support to Auto-trol Technology Corporation and its subsidiaries (the "Company"), which support will be sufficient to enable the Company to continue as a going concern through December 31, 1996.

Sincerely,


Howard B. Hillman
President


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